UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Uroplasty, Inc.

(Name of Registrant as Specified in Its Charter)
N/A

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
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PROXY STATEMENT
INTRODUCTION
VOTING OF SHARES
PROPOSAL 1 -- ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
DIRECTOR COMPENSATION
Non-Employee Director Compensation
PRINCIPAL SHAREHOLDERS AND BENEFICIAL OWNERSHIP OF MANAGEMENT
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
PROPOSAL 2 -- AMENDMENT OF THE 2006 STOCK AND INCENTIVE PLAN
AUDITING MATTERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SHAREHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

5420 Feltl Road
Minnetonka, Minnesota 55343

2008 ANNUAL MEETING AND PROXY STATEMENT

Dear Fellow Shareholder:

I cordially invite you to Uroplasty’s 2008 Annual Meeting of Shareholders. We will hold this meeting on Thursday, September 18, 2008, at 3:30 p.m. (Central Time) at our corporate office located at 5420 Feltl Road, Minnetonka, Minnesota, 55343.

Please read the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement for more details about the annual meeting and the matters to be acted upon at the meeting. In addition to voting, we will review the major developments of fiscal 2008 and answer your questions. I hope you will participate in this review of our business and operations. Our Annual Report on Form 10-K for our fiscal year ended March 31, 2008 is also enclosed.

Whether or not you plan to attend the meeting, your vote is important. Please complete, sign, date and return the enclosed proxy card as soon as possible in the reply envelope provided.

On behalf of the management and directors of Uroplasty, I want to thank you for your continued support and confidence in Uroplasty. We look forward to seeing you at our 2008 Annual Meeting.

Very truly yours,

/s/  DAVID B. KAYSEN
David B. Kaysen
President and Chief Executive Officer

Minneapolis, Minnesota
July 25, 2008

PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY TO SAVE THE COMPANY THE EXPENSE OF ADDITIONAL SOLICITATION AND TO ASSURE THAT A QUORUM WILL BE REPRESENTED AT THE MEETING.

UROPLASTY, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
to be held Thursday, September 18, 2008

To Shareholders of Uroplasty, Inc.:

The Annual Meeting of Shareholders of Uroplasty, Inc. will be held on Thursday, September 18, 2008, at 3:30 p.m. (Central Time) at Uroplasty’s corporate office located at 5420 Feltl Road, Minnetonka, Minnesota 55343 for the following purposes:

•	to elect Mr. Sven A. Wehrwein and Mr. R. Patrick Maxwell as Class II directors to serve a three-year term until their respective successors are elected and qualified;

•	to amend our 2006 Stock and Incentive Plan to increase the number of shares of our common stock available for awards granted under the plan by 1,500,000; and

•	to attend to other business properly presented at the meeting or any adjournment thereof.

If you owned common stock at the close of business on July 21, 2008, you are entitled to vote at the meeting or any adjournments thereof.

Whether or not you plan to attend the meeting, you can be sure your shares are represented at the meeting by completing, signing, dating and promptly returning the enclosed proxy card in the reply envelope provided.

On behalf of Uroplasty’s Board of Directors,

/s/  SUSAN HARTJES HOLMAN
Susan Hartjes Holman
Corporate Secretary and Chief Operating Officer

Minneapolis, Minnesota
July 25, 2008

WE CORDIALLY INVITE YOU TO ATTEND THE ANNUAL MEETING. IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE BE SURE YOU ARE REPRESENTED AT THE MEETING BY MARKING, SIGNING, DATING AND MAILING YOUR PROXY CARD IN THE REPLY ENVELOPE.

5420 Feltl Road
Minnetonka, Minnesota 55343

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
SEPTEMBER 18, 2008

INTRODUCTION

We will hold the Annual Meeting of Shareholders of Uroplasty, Inc. on Thursday, September 18, 2008, at 3:30 p.m. (Central Time) at our principal executive office located at 5420 Feltl Road, Minnetonka, Minnesota 55343, or at any adjournment or adjournments thereof, for the purposes set forth in the Notice of Annual Meeting of Shareholders.

We enclose a proxy card for your use. Our Board of Directors solicits you to complete and return the proxy card in the reply envelope provided. Any proxy given to this solicitation and received in time for the Annual Meeting will be voted in accordance with the instructions given in such proxy. However, if no direction is given, the proxy will be voted as recommended by our Board of Directors. Any shareholder giving a proxy may revoke it at any time before the proxy is voted at our Annual Meeting either by giving a written notice of revocation to our Secretary, by filing a duly executed proxy bearing a later date with our Secretary or by appearing at the Annual Meeting and filing a written notice of revocation with our Secretary prior to use of the proxy. No revocation of a proxy will be effective until written notice of the revocation is received by us at or prior to the Annual Meeting.

We will bear the cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to beneficial owners of our common stock. Our directors, officers and regular employees may, without compensation other than their regular compensation, solicit proxies in person, in writing or by any form of telecommunication. We may reimburse brokerage firms and others for expenses in forwarding proxy materials to the beneficial owners of common stock.

We are first mailing this Proxy Statement and the accompanying proxy card to Uroplasty shareholders on or about August 13, 2008.

OUR BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE PROPOSALS IN OUR NOTICE OF ANNUAL MEETING.

VOTING OF SHARES

Only holders of record of our common stock at the close of business on July 21, 2008 are entitled to vote at our Annual Meeting. As of July 21, 2008, we had 14,946,540 shares of common stock outstanding. Holders of our common stock are entitled to one vote per share.

The presence in person or by proxy at the meeting of holders of a majority of our outstanding shares of common stock entitled to vote at the meeting (7,473,271 shares) is required for a quorum for the transaction of business. The election of each director and any other proposals that may come before the Annual Meeting described in this Proxy Statement require the approval of a majority of the shares present and entitled to vote in person or by proxy at the meeting provided a quorum is present, except where a larger proportion is required by Minnesota law.

If your shares are registered directly in your name, you are considered the shareholder of record with respect to those shares. If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the shareholder of record with respect to those shares. However, you still are considered the beneficial owner of those shares, and your shares are said to be held in “street name.”

If you hold your shares in “street name,” you must provide such record holder with instructions on how to vote your shares with regard to the items described in this proxy statement. If you do not provide such record holder with instructions on how to vote your shares, under certain circumstances, your brokerage firm may vote your shares for “routine” matters, such as the election of directors.

If you abstain from voting on any matter, the abstention will be counted for purposes of determining whether a quorum is present at the Annual Meeting for the transaction of business as well as shares entitled to vote on that particular matter. Accordingly, an abstention on any matter will have the same effect as a vote against that matter.

If you hold your shares in “street name” and do not provide voting instructions to your broker or other nominee as the record holder, your shares will be considered to be “broker non-votes” and will not be voted on any proposal on which your broker or other nominee does not have discretionary voting power. Broker non-votes are counted as present for purposes of establishing a quorum for the meeting, but are not considered entitled to vote on the proposal in question because the broker has no discretionary voting power. Consequently, broker non-votes do not have the same effect as a negative vote on the proposal.

PROPOSAL 1 — ELECTION OF DIRECTORS

Nominations

Our Board of Directors is divided into three classes, with each class containing as nearly as possible one-third of the total. The members of each class are elected to serve a term of three years. The term of office of each class is staggered so that in any one year the term of only one class expires. At each annual meeting of shareholders, a class of directors will be elected for a three-year term.

Our Board currently consists of six directors. The term of our Class II directors will expire at our 2008 Annual Meeting requiring the election of two Class II directors at the meeting for a three-year term. Our Nominating Committee has recommended and our Board has elected the individual nominees named below to serve as a Class II director for the term as indicated below, until his successor has been elected and duly qualified. Both nominees are current members of the Board.

If the Board should learn that a nominee will be unable to serve by reason of death, incapacity or other unexpected occurrence prior to the Annual Meeting, the proxies which otherwise would have been voted for such nominee will be voted for a substitute nominee selected by the Nominating Committee and elected by the Board. The Board has no reason to believe that a nominee will be unable to serve.

Proxies solicited by our Board will, unless otherwise directed, be voted FOR the election of the nominees below.

Nominees for Election at the 2008 Annual Meeting

The following information concerns the persons nominated to serve as directors for the terms indicated below.

Name of Nominee	Age	Class	Term Ends

Sven A. Wehrwein	57	Class II	2011 Annual Meeting
R. Patrick Maxwell	64	Class II	2011 Annual Meeting

Sven A. Wehrwein has been a director of our company since August 2006. He has over 30 years of experience in accounting, corporate finance and investment banking. Since 1999, he has provided financial-consulting services to emerging growth companies. Mr. Wehrwein also serves on the board of directors of Compellent Technologies, Image Sensing Systems, Inc., Synovis Life Technologies, Inc., and Vital Images, Inc. Mr. Wehrwein received a Masters of Science degree in Management from the Sloan School at the Massachusetts Institute of Technology and is a certified public accountant.

R. Patrick Maxwell has served as Chairman of our Board since June 2006 and has served as a director of our company since April 1994. Mr. Maxwell has over 30 years of experience as a turn around management specialist, an entrepreneur and executive in both the business and non-profit sectors. He has served as Chief Financial Officer of Magnum Tire Corporation since March 2003 and Tele Resources, Inc. since October 1996. He previously served as Chief Executive Officer of Entronix Inc., Northern Supply, Inc., and Telnet Systems, Inc. He also previously served as Chief Financial Officer of Midwest Legal Services, Inc. and Templeton and Associates, Inc. Mr. Maxwell serves on the board of directors of Magnum Tire Corporation, Tele Resource, Inc., and Telnet Services, Ltd., a New Zealand company. He has a Bachelor of Arts degree in Philosophy from St. John’s University and a Juris Doctorate degree from Northwestern University School of Law.

The Board of Directors unanimously recommends a vote “FOR” the election of the two director nominees.

Directors Continuing in Office

The following information concerns our other directors whose terms of office extend beyond the 2008 Annual Meeting.

Class I
(Terms Ends 2009)

David B. Kaysen, age 59, has served as our President and Chief Executive Officer and as a director since May 2006. From July 2005 to May 2006, Mr. Kaysen served as President, Chief Executive Officer and a director of Advanced Duplications Services, LLC, a privately-held replicator and duplicator of optical media, such as CDs and DVDs. Between December 2002 and June 2005, he served as President, Chief Executive Officer and a director of Diametrics Medical, Inc., then a publicly-traded manufacturer and marketer of critical care blood analysis systems that provide continuous diagnostic results at point of care. From 1992 to 2002, Mr. Kaysen served as Chief Executive Officer, President and a director of Rehabilicare Inc., since renamed Compex Technologies, Inc., a publicly-traded manufacturer and marketer of electromedical rehabilitation and pain management products for clinician, home and industrial use. Mr. Kaysen currently serves on the board of directors of MedicalCV, Inc. Mr. Kaysen holds a Bachelor of Science degree in Business Administration from the University of Minnesota.

Lee A. Jones, age 51, has been a director of our company since August 2006. She has more than 25 years of healthcare and medical device industry experience. From 1997 to 2005, she served as President and Chief Executive Officer of Inlet Medical, Inc. (a Cooper Surgical company since November 2005), specializing in minimally interventional laparoscopic products. Prior to joining Inlet, she had a 14-year career at Medtronic, Inc. where she held various technical and operating positions, most recently serving as Director, General Manager of Medtronic Urology/Interstim division. Ms. Jones currently also serves as a member of the board of directors of Impress Medical, Inc. She holds a Bachelor of Science degree in Chemical Engineering from the University of Minnesota.

Class III
(Terms End 2010)

Thomas E. Jamison, age 48, became a director of our company in August 2000. Mr. Jamison is a shareholder of Fruth, Jamison & Elsass, P.A., a business litigation firm in Minneapolis, Minnesota. From 1996 to 1999, Mr. Jamison served as an investment banker in the Corporate Finance Department of R.J. Steichen & Company. From 1991 to 1996, Mr. Jamison practiced law at Fruth & Anthony, P.A. in Minneapolis. Mr. Jamison graduated magna cum laude from William Mitchell College of Law in 1991.

James P. Stauner, age 54, has been a director of our company since August 2006. Mr. Stauner has over 27 years of experience in the healthcare industry. Since July 2005, he has been the Operating Principal with Roundtable Healthcare Partners, a private equity firm focused on the healthcare industry. Prior to joining Roundtable Healthcare Partners, Mr. Stauner held various positions between 1999 and 2005 at Cardinal Health, Inc., most recently as President of the Manufacturing Business Groups and a member of the Senior Management Operating Committee. He holds a Bachelor of Science degree in Business Administration from the University of Illinois.

Board Meetings and Attendance

Our business and affairs are managed by our Board, which met seven times during the fiscal year ended March 31, 2008. Each director attended at least 75% of the meetings of the Board and any committee on which the director is a member. We encourage all Board members to attend our annual meetings and each attended the fiscal 2007 Annual Meeting.

Director Independence

Our Board reviews the independence of each director. During this review, our Board considers transactions and relationships between each director (and their immediate family and affiliates) and us, as well as our management to determine whether any such transactions or relationships are inconsistent with a determination that the director was independent. In June 2008, our Board conducted an annual review of director independence and determined that no transactions or relationships existed that would disqualify any of our directors under applicable rules and listing standards of the American Stock Exchange (“AMEX”) or require disclosure under Securities and Exchange Commission (“SEC”) rules, with the exception of Mr. Kaysen, who is our executive employee. Based upon that finding, our Board determined that Messrs. Jamison, Maxwell, Stauner, and Wehrwein, and Ms. Jones are “independent”.

Committees and Nominations

Our Board has established an Audit Committee, a Compensation Committee and a Nominating Committee. Our Board believes all members of the Audit Committee, Compensation Committee, and Nominating Committee meet the AMEX’s rule governing committee composition, including the requirement that committee members all be “independent” directors as that term is defined by AMEX rules. The written charters for the Audit Committee and Nominating Committee are available on the investor relations page of our website at www.uroplasty.com. We do not have a written charter for our Compensation Committee.

Audit Committee.  The current members of our Audit Committee are Messrs. Wehrwein (Chair), Maxwell and Jamison. The Audit Committee assists the Board by reviewing the integrity of our financial reporting processes and controls, the qualifications, independence and performance of our independent registered public accounting firm and our compliance with certain legal and regulatory requirements. Our Audit Committee has the sole authority to retain, compensate, oversee and terminate our independent registered public accounting firm. The Audit Committee reviews our annual audited financial statements, quarterly financial statements and filings with the SEC. The Audit Committee reviews reports on various matters, including our critical accounting policies, significant changes in our selection or application of accounting principles and our internal control processes. The Audit Committee also pre-approves all audit and non-audit services performed by our independent registered public accounting firm.

During fiscal 2008, the Audit Committee held six meetings. A report of the Audit Committee is set forth below in this Proxy Statement.

Our Board has determined that all members of the Audit Committee are “independent” directors under SEC rules and has determined that Mr. Wehrwein and Mr. Maxwell qualify as an “audit committee financial expert” under SEC rules.

Compensation Committee.  The current members of our Compensation Committee are Messrs. Jamison (Chair) and Stauner and Ms. Jones. The function of the Compensation Committee is to provide guidance to management and to assist the Board in matters relating to the compensation of officers and senior executives, the organizational structure of the Company, the Company’s compensation and benefits programs, and to act on other matters relating to compensation as the committee deems appropriate. During fiscal 2008, the Compensation Committee met four times.

Nominating Committee.  The current members of our Nominating Committee are Messrs. Maxwell (Chair) and Stauner and Ms. Jones. The purpose of the Nominating Committee is to identify qualified individuals for membership on the Board and recommend to the Board the nominees for election at our annual meetings of shareholders. During fiscal 2008, the Nominating Committee did not hold any meetings.

Both director-nominees up for election at our 2008 Annual Meeting have been recommended for the Board’s selection by a majority of our independent directors and are independent directors themselves standing for re-election. Generally, the Nominating Committee considers the entirety of each candidate’s credentials and does not have any specific minimum qualifications that must be met in order for a candidate to be recommended as a nominee.

The Nominating Committee will consider for inclusion in its nominations of new Board nominees candidates recommended by shareholders. Board candidates referred by shareholders will be considered on the same basis as Board candidates referred from other sources. To be considered by the Nominating Committee, nominations must be in writing and addressed to our Secretary at the following address: 5420 Feltl Road, Minnetonka, Minnesota 55343, and must be received by us on or before the deadline for the receipt of shareholder proposals as set forth in “Shareholder Proposals for 2009 Annual Meeting” below. Candidates, or the nominating person, must also submit a brief biographical sketch of the candidate, a document indicating the candidate’s willingness to serve if elected and evidence of the nominating person’s ownership of our stock.

The Nominating Committee may, but has no current plans to, hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating candidates. No such consultants or search firms have been used in connection with this year’s election and, accordingly, no fees have been paid to consultants or search firms in the past year.

Code of Ethics

We have adopted a Code of Ethics that applies to all of our directors, officers and employees, including our Chief Executive Officer, Chief Financial Officer, Controller and other finance organization employees. The Code of Ethics is publicly available on the investor relations page of our website at www.uroplasty.com. We plan to disclose any substantive amendments to the Code of Ethics or grant of any waiver from a provision of it to the Chief Executive Officer, the Chief Financial Officer or the Controller in a report on Form 8-K.

Corporate Governance Documents Available on Our Website

Copies of our Audit Committee Charter, Nominating Committee Charter, and our Code of Ethics, are available on the investor relations page of our website at www.uroplasty.com. In addition, any shareholder that wishes to obtain a hard copy of any of these corporate governance documents may do so without charge by writing us at our principal executive offices located at 5420 Feltl Road, Minnetonka, Minnesota 55343, Attention: Corporate Secretary.

Compensation Committee Interlocks and Insider Participation

The directors who served on the Compensation Committee during fiscal 2008 were:

Mr. Thomas E. Jamison (April 2006 — to present)

Mr. James P. Stauner (September 2006 — to present)

Ms. Lee A. Jones (September 2006 — to present)

None of the members of the Compensation Committee during fiscal 2008, or in the last three years, was one of our officers or employees, or had any related party transaction with us. During fiscal 2008, none of our executive officers served as a member of the board or compensation committee of any entity that has one or more officers serving as a member of our Board or Compensation Committee.

Indemnification

We will indemnify certain persons including our directors to the fullest extent permitted under Minnesota law against liability for damages and expenses, including attorneys’ fees, arising out of proceedings that occur because the person is or was our director, officer or employee. Such persons may demand advances against expenses to be incurred in defending any covered claim. Insofar as the indemnification may cover liabilities arising under the Securities Act of 1933, as amended, we have been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed therein, and is therefore unenforceable.

Shareholder Communications with the Board of Directors

We do not have a formal policy by which shareholders may communicate directly with directors, but any shareholder who wishes to send communications to the Board should deliver such communications to the attention of the chairman of our Audit Committee at our principal executive offices located at 5420 Feltl Road, Minnetonka, Minnesota 55343. The Audit Committee chairman will relay to the full Board all shareholder communications he receives that are addressed to the Board.

EXECUTIVE COMPENSATION

Executive Officers

Our executive officers as of the date of this Proxy Statement are as follow:

Name	Age	Position

David B. Kaysen	59	President and Chief Executive Officer
Mahedi A. Jiwani	60	Vice President, Chief Financial Officer and Treasurer
Susan Hartjes Holman	54	Chief Operating Officer
Arie J. Koole	44	Controller, Managing Director, Dutch Operations
Larry Heinemann	56	Vice President, Global Sales

Biographical information for Mr. Kaysen is set forth in “Proposal 1 — Election of Directors” in this Proxy Statement. Biographical information for our other executive officers is set forth below.

Mahedi A. Jiwani has served as our Vice President, Chief Financial Officer and Treasurer since November 2005. From 2003 to 2005, Mr. Jiwani served as Chief Financial Officer of M.A. Gedney Company. Between 1997 and 2003, he was employed by Telex Communications, Inc., most recently as Vice President of Finance. Mr. Jiwani holds a Masters of Business Administration and a Master of Engineering from the University of Minnesota.

Susan Hartjes Holman has served as our Chief Operating Officer since November 2002 and as Secretary since September 1996. She served as our Vice President of Operations and Regulatory Affairs from November 1994 to October 2002. She joined Bioplasty, Inc. in September 1991 as Director of Operations and served as Vice President of Operations and Regulatory Affairs from April 1993 until May 1996. Ms. Holman was Director of Operations at Bio-Vascular, Inc. in St. Paul, Minnesota from November 1989 to September 1991. Prior to that time, she served at various other pharmaceutical and medical device companies in management positions in operations and biomedical research. Ms. Holman has Bachelor of Arts degrees in Biology-Microbiology and Biomedical Science from St. Cloud State University, and has done graduate work in the biological sciences. Ms. Holman is a Senior Member and a Certified Quality Auditor of the American Society for Quality, has served several years on its Executive Board and subcommittees, and is a member of the Regulatory Affairs Professionals Society and its Ethics Task Force, and the Henrici Society for Microbiologists. She has served on several national and international scientific and regulatory committees, and is a cofounder for the Biomedical Focus Conference and the Biomedical Consortium, Minneapolis, Minnesota.

Arie J. Koole joined us in 1993 and has served as our Managing Director and Controller of our operations in The Netherlands since January 2000. From 1987 to 1993, Mr. Koole was a financial auditor with the international accounting firm Deloitte & Touche in The Netherlands. Mr. Koole has a Bachelors Degree in Business Economics.

Larry Heinemann has served as our Vice President of Global Sales since June 2007. He joined us in September 1998 as Director of Sales for North and South America and since then has served in a range of senior executive positions, primarily as a Vice President in the area of sales, marketing and business development. From May 1987 to January 1996, Mr. Heinemann was employed by Bard in various sales and marketing positions in the medical and urological divisions. Mr. Heinemann holds a Bachelor of Science degree in marketing and personnel management from the School of Business of Eastern Illinois University. He is a member of the Society of Urological Nursing Association (SUNA), and served on the Board as an Industry Liaison for the Upper Midwest Chapter. He is also a board trustee of SUNA foundation.

Summary Compensation Table

The following table contains information regarding all compensation earned during the fiscal years ended March 31, 2008 and 2007 by our Chief Executive Officer and our two other most highly compensated executive officers serving at the end of fiscal year 2008.

					Non-Equity
				Option	Incentive Plan	All Other
		Salary	Bonus	Awards	Compensation	Compensation	Total
Name and Principal Position	Year	($)	($)	($)(1)	($)(2)	($)(3)	($)

David Kaysen	2008	277,500	—	316,581	166,500	11,500	790,981
President and CEO(4)	2007	220,673		425,932	63,750	11,500	721,855
Mahedi A. Jiwani	2008	191,875	—	48,908	103,078	—	350,161
Vice President, Chief Financial Officer and Treasurer	2007	179,240		2,124	55,650		237,014
Susan Hartjes Holman	2008	191,550	—	27,376	95,775	—	321,001
Chief Operating Officer	2007	181,800	—	5,088	48,672	—	235,560

(1)	The amounts reflect the portion of the fair value of the options recognized as expense for financial statement reporting purposes in accordance with SFAS No. 123(R), and may include amounts from awards granted in prior fiscal years. Details of the assumptions used in valuing these awards are set forth in Note 3, Shareholders’ Equity, to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2008.

(2)	Represents cash bonuses earned under our Management Incentive Plan, an annual executive cash incentive bonus plan. We paid the amounts set forth for the year ended March 31, 2008 during the first quarter of fiscal 2009. For fiscal 2008, 60% of the named executive officer’s bonus (80% in the case of Mr. Kaysen) was based on the achievement of corporate financial objectives relating to sales and operating income (excluding certain non-cash charges) levels. The remaining 40% (20% in the case of Mr. Kaysen) was based on the achievement of individual performance goals as determined by the Compensation Committee. For fiscal 2008, both corporate financial and individual performance objectives were subject to a 90% level of achievement and 100% level of achievement. For fiscal 2008, the payout amounts as a percentage of base salary for each named executive officer based on achieving results at 100% and 90% performance levels were as follows:

	Percentage of Base Salary
	At 100% Performance	At 90% Performance
	Level Achievement	Level Achievement

David B. Kaysen	60%	30%
Mahedi A. Jiwani	50%	25%
Susan Hartjes-Holman	50%	25%

For fiscal 2008, the Compensation Committee eliminated the maximum payout percentages for exceeding target (other than for Mr. Jiwani who is entitled, under his employment agreement, to 60% payout at 120% performance level achievement). Instead, if 2008 financial performance exceeded budgeted amounts, the Compensation Committee had the discretion to award executives a discretionary bonus, payable in cash or an equity-based grant. In the first quarter of fiscal 2009, the Compensation Committee exercised its discretion to award discretionary bonuses in the form of restricted shares to Mr. Kaysen (6,000 shares) and to Ms. Holman (2,000 shares). The restricted shares vest on May 27, 2009 and are entitled to dividend and voting equivalent rights. The restricted shares awarded in the first quarter of fiscal 2009 are not reflected in the Summary Compensation Table and will be charged to expense over the 12-month vesting period.

(3)	Represents reimbursement for premium for personal life and disability insurance. All other perquisites and benefits for each named executive officer were less than $10,000 in the fiscal year reported.

(4)	Mr. Kaysen became our Chief Executive Officer in May 2006.

Outstanding Equity Awards at 2008 Fiscal Year End

The following table sets forth certain information concerning equity-based awards outstanding to the named executive officers at March 31, 2008. None of our named executive officers has any outstanding restricted stock or other stock awards as of March 31, 2008.

	Option Awards
	Number of	Number of
	Securities	Securities
	Underlying	Underlying
	Unexercised	Unexercised
	Options	Options		Option
	(#)	(#)	Option Exercise	Expiration
Name	Exercisable	Unexercisable	Price	Date

David B. Kaysen(1)	200,000	100,000	$2.50	5/17/2016
(2)	16,667	33,333	4.31	7/2/2012
Mahedi A. Jiwani(3)	100,000	—	3.00	11/14/2015
(4)	5,833	11,667	2.65	2/1/2014
(2)	6,667	13,333	4.31	7/2/2012
Susan Hartjes Holman(5)	75,000		5.30	12/21/2009
(6)	100,000		5.19	1/1/2015
(4)	4,167	8,333	2.65	2/1/2014
(2)	3,333	6,667	4.31	7/2/2012

(1)	Stock option award of 300,000 shares granted in May 2006 under an employment agreement, vesting in one-third installments on the grant date and each anniversary of the grant date.

(2)	Stock option award granted in July 2007, vesting in one-third installments on the grant date and each anniversary of the grant date.

(3)	Stock option award granted in November 2005 under an employment agreement, originally vesting in one-quarter installments on the grant date and each anniversary of the grant date and which was 100% accelerated in February 2006.

(4)	Stock option award granted in February 2007, vesting in one-third installments on each anniversary of the grant date.

(5)	Stock option award granted in December 2004, vesting in one-half installments on the grant date and the first anniversary of the grant date.

(6)	Acquired in May 2007 by will and the laws of decent and distribution from the Estate of Daniel G. Holman.

Employment Agreements and Payments Upon Termination or Change in Control Provisions

Employment Agreements and Other Arrangements

David B. Kaysen.  Effective May 17, 2006, we entered into an employment agreement with Mr. Kaysen, our President and Chief Executive Officer. The agreement provides him with an annual base salary of $255,000, which was increased to $285,000 effective July 1, 2007. For fiscal 2009, the Compensation Committee has set his annual base salary at $293,600 effective July 1, 2008. Mr. Kaysen is also entitled to receive an annual cash incentive bonus under our Management Incentive Plan based on the achievement of annual corporate financial and individual performance objectives approved by our Compensation Committee. For fiscal 2008, he earned, and was paid in the first quarter of fiscal 2009, a cash incentive bonus of $166,500, representing 60% of his fiscal 2008 base salary. We also reimburse him up to $11,500 annually for his personal life and disability insurance policies. On his start date, we granted him options, with a 10-year term, to acquire 300,000 shares of our common stock at an exercise price of $2.50 per share. The options vest in one-third installments on the start date of his employment and on the first and second anniversaries of his employment provided he is continually employed by us through the applicable vesting date.

The employment agreement has a one-year term, unless terminated earlier, and will continue to automatically renew on a year-to-year basis. If we terminate the agreement without “good cause” (as defined in the agreement), we will pay Mr. Kaysen an amount equal to 100% of his then annual base salary as severance pay. However, if we terminate his employment without “good cause” in connection with a change in control of us, we will pay him an amount equal to 160% of his then annual base salary as severance pay.

Mahedi A. Jiwani.  Effective November 14, 2005, we entered into an employment agreement with Mr. Jiwani, our Vice President and Chief Financial Officer. The agreement provides him with an annual base salary of $175,000, which was increased to $194,000 effective July 1, 2007. For fiscal 2009, the Compensation Committee has set his annual base salary at $200,000 effective July 1, 2008. Mr. Jiwani is also entitled to receive an annual cash incentive bonus under our Management Incentive Plan based on the achievement of annual corporate financial and individual performance objectives approved by our Compensation Committee. For fiscal 2008, he earned, and was paid in the first quarter of fiscal 2009, a cash incentive bonus of $103,078, representing approximately 54% of his fiscal 2008 base salary. On his start date, we granted him options, with a 10-year term, to purchase 100,000 shares of our common stock at an exercise price of $3.00 per share. His stock options were scheduled to vest 25% on his start date and on each of the first, second and third anniversaries of his employment. On February 2, 2006, the Board approved a plan, accelerating the vesting of out-of-the-money options (which included Mr. Jiwani’s options) to avoid the accounting charge to our earnings associated with the vesting of these options upon our adoption of FAS 123(R) (which requires the expensing of stock options).

The employment agreement has a one-year term, unless terminated earlier, and will continue to automatically renew on a year-to-year basis. If we terminate the agreement without “good cause” (as defined in the agreement) including if we do not annually renew his employment agreement, we will pay Mr. Jiwani an amount equal to 100% of his then annual base salary and a prorated share of his annual bonus earned as of the termination date assuming 100% milestone achievement as severance pay. We will pay this amount in twelve equal monthly installments provided Mr. Jiwani is not subsequently employed. He has agreed to a one-year non-competition agreement with us after any termination of employment.

Susan Hartjes Holman.  We also have an employment agreement with Ms. Holman, which was entered into on December 7, 1999. The employment agreement specifies a base salary, which is subject to annual adjustment and was increased to $193,000 effective July 1, 2007. For fiscal 2009, the Compensation Committee has set her base salary at $198,800. Ms. Holman is also eligible to receive an annual cash incentive bonus under our Management

Incentive Plan based on the achievement of annual corporate financial and individual performance objectives approved by our Compensation Committee. For fiscal 2008, Ms. Holman earned, and was paid in the first quarter of fiscal 2009, a cash incentive bonus of $95,775, representing 50% of her fiscal 2008 base salary.

Either party may terminate Ms. Holman’s employment at any time, with or without cause, by providing 30 days’ written notice to the other party. If Ms. Holman’s employment is terminated by us “without cause” (as defined in the agreement), we would continue to pay her monthly base salary for a period equal to one month following such termination for each full year of employment, up to a maximum of 12 months.

Contemporaneously with the execution of the employment agreement, Ms. Holman executed an Employee Confidentiality, Inventions, Non-Solicitation and Non-Compete Agreement, under which she agreed not to disclose confidential information, to assign to us without charge all intellectual property relating to our business which is created or conceived during the term of employment, to not encourage employees to leave our employment for any reason and to not compete with us during the term of employment and for a period of eighteen months thereafter. Also, in connection with the execution of the agreement, we granted her a stock option to purchase our common stock, which option has lapsed without exercise.

Definition of Good Cause, Without Good Cause and Change of Control

Under our employment agreements with Messrs. Kaysen and Jiwani, termination for “good cause” generally means one or more of the following events: (i) the executive’s willful breach of his or her employment agreement; (ii) the executive’s gross negligence in the performance or nonperformance of his or her duties which remains uncured for 30 days; (iii) the executive’s willful dishonesty, fraud or misconduct which materially and adversely affect our operations or reputation; or (iv) the executive’s conviction of a felony crime which materially and adversely affects our operations or reputation.

Under our employment agreements with Messrs. Kaysen and Jiwani, termination “without good cause” generally means one or more of the following events: (i) we impose material and adverse changes, without executive’s consent, in his or her principal duties (including upon a change of control); (ii) we reduce the executive’s base salary without the executive’s consent by more than the weighted average percentage reduction made contemporaneously by us of the base salaries of all other executive officers (including upon a change of control); (iii) we do not renew our executive’s employment agreement or offer a replacement employment agreement on substantially similar terms; (iv) we relocate our offices at which the executive is principally employed to a location more than 50 miles from the prior location; or (v) we terminate executive’s employment without good cause.

Under the employment agreement with Ms. Holman, “cause” means one of the following events: (i) the employee is convicted of a felony; (ii) the employee has committed theft or fraudulent act or has acted dishonestly with respect to any business of our company; (iii) the employee has engaged in substance abuse or (iv) the employee has breached any agreement made between the employee and our company.

Under our employment agreements with our executive officers, a “change of control” generally means any of the following events:

•	a majority of our Board no longer consists of individuals who were directors at the time of entering into the applicable agreement;

•	the acquisition of our securities that results in any person owning more than 50% of either our outstanding voting securities or our common stock;

•	a sale or other disposition of all or substantially all of the assets of our company (with certain exceptions); or

•	the approval by our shareholders of a complete liquidation or our dissolution.

Payments Made Upon Termination Due to Death or Disability

Generally, in the event a named executive officer’s employment is terminated due to death or disability, such officer is entitled to (a) salary and any earned, but unpaid, annual cash bonus, through the date of termination, and (b) exercise all vested options as of the termination date for a period of time as set forth in the applicable stock option plan or an award agreement for such options.

Acceleration of Stock Options Upon Change in Control

All stock option awards to our named executive officers which are currently 100% vested were granted under our prior plans. All stock option awards to our named executive officers which are not currently 100% vested were granted under our 2006 Stock and Incentive Plan (the “2006 Plan”). Under the 2006 Plan, in the event of a change in control, whether or not an executive officer’s employment is terminated, 100% of the remaining unvested portion of their stock options will immediately vest and be exercisable for the remaining term of the option.

DIRECTOR COMPENSATION

Effective August 16, 2006, our non-employee directors receive an annual retainer of $10,000, payable in cash in four equal quarterly installments of $2,500, for service on our Board of Directors. In addition, non-employee directors receive $1,000 for each board meeting attended in-person, $500 for each board meeting attended telephonically and $500 for each committee meeting attended. The Chairs of the Board, Audit Committee and Compensation Committee are paid an additional quarterly fee of $1,500, $750 and $500, respectively, payable in the quarter of appointment. Payments are made in cash on the last business day of each calendar quarter.

All non-employee directors receive an automatic grant of stock options upon the director’s initial appointment or election to the Board for 45,000 shares of common stock, one-third of which vests on the date of grant and the first and second anniversaries thereafter. Each non-employee director is granted in conjunction with our annual meeting of shareholders an annual stock option for 15,000 shares of common stock, all of which are vested on the date of grant except that such annual grant does not commence for newly appointed or elected directors until one year following full vesting of the initial grant. Director option grants have an exercise price equal to the closing market price on the date of the grant.

Beginning on October 1, 2008, our non-employee-directors will receive the following cash fees:

Annual retainer for service on the Board, payable quarterly	$10,000
Board meeting fees per meeting, in-person and telephonically	$1,200
Committee meeting fees per meeting	$750
Quarterly fee for Board Chair	$1,750
Quarterly fee for Audit committee Chair	$1,000
Quarterly fee for Compensation Committee Chair	$750

The following table shows, for each of our non-employee directors, information concerning annual compensation earned for services in all capacities during the fiscal year ended March 31, 2008. Mr. Kaysen, our President and CEO, does not receive separate compensation for his services as a director.

Non-Employee Director Compensation

	Fees Earned or	Stock Option
Name	Paid in Cash	Awards(1)	Total

Lee A. Jones	$18,000	$20,969	$38,969
Sven A. Wehrwein	22,000	20,969	42,969
R. Patrick Maxwell	22,500	35,865	58,365
James P. Stauner	17,500	20,969	38,469
Thomas E. Jamison	23,500	35,865	59,365

(1)	Values expressed represent the actual compensation cost recognized in our financial statements for fiscal 2008 pursuant to SFAS No. 123(R), as discussed under Note 3, Shareholders’ Equity, to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2008.

The following table shows, for each of our non-employee directors, information concerning awards granted during fiscal 2008 as well as the aggregate number of equity-based awards outstanding as of March 31, 2008.

	Number of	Aggregate Stock
	Stock Options	Option Awards
	Granted in	Outstanding as of
Name	2008(a)	3/31/08

Lee A. Jones	—	45,000
Sven A. Wehrwein	—	45,000
R. Patrick Maxwell	15,000	80,000
James P. Stauner	—	45,000
Thomas E. Jamison	15,000	80,000

(a)	Represents our annual grant of fully vested stock options to directors in conjunction with our 2007 annual meeting of shareholders, at an exercise price of $4.09, the closing price of our common stock on the grant date. Ms. Jones and Messrs. Wehrwein and Stauner are not eligible to receive the annual stock option grant until our 2009 annual meeting of shareholders.

PRINCIPAL SHAREHOLDERS AND
BENEFICIAL OWNERSHIP OF MANAGEMENT

The following table sets forth the number and percentage of shares of our common stock beneficially owned as of June 30, 2008, by (i) each person known to us to be the beneficial owner of more than five percent of our common stock, (ii) each director, (iii) each of our executive officers, and (iv) all directors and executive officers as a group. On June 30, 2008, we had 14,946,540 shares of common stock outstanding.

Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. Shares issuable upon the exercise of outstanding stock options, warrants or convertible securities that are currently exercisable or become exercisable within 60 days from June 30, 2008 are considered outstanding for the purpose of calculating the percentage of common stock owned by a person and owned by a group, but not for the purpose of calculating the percentage of common stock owned by any other person.

Unless otherwise indicated in the footnotes to the table, the address for each shareholder is c/o Uroplasty, Inc., 5420 Feltl Road, Minnetonka, Minnesota 55343, and to our knowledge, each shareholder identified in the table possesses sole voting and investment power over its shares of common stock, except for those jointly owned with that person’s spouse.

	Number of Shares	Percent of Common
Name and Address of Beneficial Owner	Beneficially Owned	Stock Outstanding

Beneficial Owners of More Than 5%
SF Capital Partners Ltd(1)	1,491,320	9.9%
c/o Stark Offshore Management, LLC 3600 South Lake Drive St. Francis, Wisconsin 53235
CystoMedix, Inc.(2)	1,387,144	9.3%
1887 Station Parkway NW, Building #7 Andover, Minnesota 55304
Gary S. Siperstein(3)	1,782,100	11.9%
Tapestry Investment Partners, LP and Eliot Rose Asset Management, LLC 10 Weybosset Street, Suite 401 Providence, Rhode Island 02903
Heartland Advisors, Inc.(4)	1,425,480	9.5%
789 North Water Street Milwaukee, Wisconsin 53202
Perkins Capital Management(5)	1,162,102	7.6%
730 East Lake Street, Wayzata Wayzata, Minnesota 55391
Babson Capital Management LLC(6)	1,082,000	7.2%
470 Atlantic Avenue Boston, Massachusetts 02210
Executive Officers and Directors
David B. Kaysen(7)	370,251	2.4%
Susan Hartjes Holman(8)	517,825	3.4%
R. Patrick Maxwell(9)	186,484	1.2%
Lee A. Jones(10)	52,100	*
Sven A. Wehrwein(11)	46,400	*
James P. Stauner(12)	52,100	*
Larry Heinemann(13)	145,934	1.0%
Mahedi A. Jiwani(14)	140,084	*
Thomas E. Jamison(15)	128,100	*
Arie J. Koole(16)	66,667	*
All directors and executive officers as a group(17) (10 Persons)	1,705,945	10.6%

*	Less than 1%.

(1)	Includes 101,306 shares underlying immediately exercisable warrants and excludes 602,861 shares underlying immediately exercisable warrants. These warrants are subject to exercise caps that preclude the holder thereof from utilizing its exercise rights to the extent that it would beneficially own in excess of 4.9% and 9.9% of our outstanding common stock, giving effect to such exercise. The holder may waive the 4.9% ownership cap, but such waiver will not be effective until the 61st day after delivery thereof. As a result, as of June 30, 2008, the holder is not deemed to be the beneficial owner of a certain number of immediately exercisable shares underlying the warrants, as the exercise of such warrants would increase the beneficial ownership to in excess of 9.9%. Michael A. Roth and Brian J. Stark are the managing members of Stark Offshore Management, LLC, which acts as investment manager and has sole power to direct the management of SF Capital Partners. Through Stark Offshore Management, Messrs. Roth and Stark possess voting and dispositive power over the shares held by SF Capital Partners and therefore may be deemed to be beneficial owners of the shares. Messrs. Roth and Stark disclaim such beneficial ownership based on Schedule 13G/A filed February 14, 2007.

(2)	Jeffrey M. Williams is President and CEO of CystoMedix. Based on a Schedule 13G/A filed February 15, 2008.

(3)	Pursuant to a 13G filed February 14, 2007, Eliot Rose Asset Management, LLC is deemed to be the beneficial owner of the number of securities based on Schedule 13G/A filed January 25, 2008 pursuant to separate arrangements whereby it acts as investment adviser to certain persons. Each person for whom Eliot Rose Asset Management, LLC acts as investment adviser has the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the common stock purchased or held pursuant to such arrangements. Additionally, Gary S. Siperstein is deemed to be the beneficial owner of the number of securities pursuant to his ownership interest in Eliot Rose Asset Management, LLC.

(4)	Includes 62,500 shares underlying warrants expiring in August 2011. The warrants are subject to exercise caps that preclude the holder thereof from utilizing its exercise rights to the extent that it would beneficially own in excess of 4.9% and 9.9% of our outstanding common stock, giving effect to such exercise. The holder may waive the 4.9% ownership cap, but such waiver will not be effective until the 61st day after delivery thereof. Heartland Advisors and William J. Nasgovitz, President and a principal shareholder of Heartland Advisors, may be deemed to have shared voting and investment power over the shares. Each disclaims beneficial ownership over the shares. The shares are held in an investment advisory account of Heartland Advisors for the benefit of Turn the Tide, LP, a Wisconsin limited partnership.

(5)	Richard C. Perkins is Executive Vice President and Portfolio Manager of Perkins Capital Management a registered investment advisor. Includes 85,000 shares underlying warrants expiring April 2010 and 215,000 shares underlying warrants expiring August 2011 that may be acquired upon exercise within 60 days of June 30, 2008.

(6)	Based on Schedule 13G filed on February 14, 2008 by Babson Capital Management LLC, reporting that it has sole voting power with respect to 1,082,000 shares and sole dispositive power with respect to 1,082,000 shares.

(7)	Includes 350,001 shares that Mr. Kaysen may acquire upon the exercise of options that are exercisable within 60 days of June 30, 2008 and 6,000 restricted common shares that vest on May 27, 2009.

(8)	Includes 189,166 shares that Ms. Hartjes Holman may acquire upon exercise of options that are exercisable within 60 days of June 30, 2008 and 2,000 restricted common shares that vest on May 27, 2009.

(9)	Includes 80,000 shares that Mr. Maxwell may acquire upon exercise of options that are exercisable within 60 days of June 30, 2008.

(10)	Includes 45,000 shares that Ms. Jones may acquire upon the exercise of options that are exercisable within 60 days of June 30, 2008.

(11)	Includes 45,000 shares that Mr. Wehrwein may acquire upon the exercise of options that are exercisable within 60 days of June 30, 2008.

(12)	Includes 45,000 shares that Mr. Stauner may acquire upon the exercise of options that are exercisable within 60 days of June 30, 2008.

(13)	Includes 98,334 shares that Mr. Heinemann may acquire upon exercise of options that are exercisable within 60 days of June 30, 2008 and 2,000 restricted common shares that vest on May 27, 2009.

(14)	Includes 125,834 shares that Mr. Jiwani may acquire upon exercise of options that are exercisable within 60 days of June 30, 2008.

(15)	Includes 80,000 shares that Mr. Jamison may acquire upon exercise of options that are exercisable within 60 days of June 30, 2008.

(16)	Includes 65,001 shares that Mr. Koole may acquire upon exercise of options that are exercisable within 60 days of June 30, 2008.

(17)	Includes 1,123,336 shares that our directors and executive officers may acquire upon exercise of options that are exercisable within 60 days of June 30, 2008 and 10,000 restricted common shares that vest on May 27, 2009.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

There were no relationships or related party transactions in fiscal 2008.

PROPOSAL 2 — AMENDMENT OF THE 2006 STOCK AND INCENTIVE PLAN

The 2006 Stock and Incentive Plan (the “2006 Plan”) was originally adopted by the shareholders in May 2006 and authorizes the issuance of a maximum of 1,200,000 shares of our common stock. As of June 30, 2008, 352,500 shares are available for future issuance under the 2006 Plan.

The Board of Directors has adopted, subject to shareholder approval, an amendment to our 2006 Plan to increase the number of shares of our common stock authorized for issuance under the 2006 Plan from 1,200,000 to 2,700,000, an increase of 1,500,000 shares. The Board believes that equity awards have been, and will continue to be, an important tool in attracting, retaining and motivating key employees. The proposed amendment to the 2006 Plan is necessary to provide for an adequate number of shares available for issuance in the future.

The Board of Directors recommends a vote “FOR” the approval of the amendment to the 2006 Plan.  The affirmative vote of a majority of the shares of our common stock present in person or by proxy and entitled to vote at the 2008 Annual Meeting is required to approve the amendment to the 2006 Plan.

Summary of the 2006 Plan

The following is a summary of the material terms of the 2006 Plan and is qualified in its entirety by reference to the 2006 Plan. A copy of the 2006 Plan is attached hereto as Appendix A. The amended language is highlighted in bold and underlined.

Purpose

The purpose of the 2006 Plan is to promote our interests (including our subsidiaries) and our shareholders by aiding us in attracting and retaining employees, officers, consultants, advisors, directors and other service providers who we expect will contribute to our growth and financial performance by compensating such persons through various arrangements including stock ownership in us. The 2006 Plan is intended to provide us with flexibility in awarding such persons with incentives.

Administration

Our Board has delegated the administration of the 2006 Plan to our Compensation Committee. The Compensation Committee will administer the 2006 Plan and will have full power and authority to determine when and to whom awards will be granted, and the type, amount, form of payment and other terms and conditions of each award, consistent with the provisions of the 2006 Plan. Subject to the provisions of the Plan, the Compensation Committee may amend or waive the terms and conditions, or accelerate the exercisability, of an outstanding award. The Compensation Committee has authority to interpret the 2006 Plan, and establish rules and regulations for the administration of the 2006 Plan.

Eligible Participants

Any employee, officer, director, consultant, advisor or other natural person providing services to us or our subsidiaries, who is selected by the Compensation Committee, is eligible to receive an award under the 2006 Plan. As of June 30, 2008, approximately 75 persons were eligible to participate in the 2006 Plan.

Shares Authorized

Currently, up to 1,200,000 shares of our common stock may be issued under all stock-based awards under the 2006 Plan. We are requesting an increase of 1,500,000 shares.

Shares issuable under the 2006 Plan are authorized but unissued shares. The Compensation Committee may adjust the number of shares available for issuance to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the 2006 Plan in the event of stock splits, stock dividends, or other changes in our capitalization or for a merger or a similar corporate transaction or event. If any shares of our common stock subject to any award or to which an award relates are forfeited or are reacquired by us, or if any award terminates without the delivery of any shares, the shares previously set aside for such awards will be available for future awards under the 2006 Plan. In addition, prior to February 2, 2016, (i) any previously issued shares, or (ii) shares under an award that are withheld, (in each case of (i) or (ii)) in full or partial payment to us to satisfy tax obligations relating to an award (other than an incentive stock option) shall again be available for granting awards under the 2006 Plan.

Types and Terms of Awards

The 2006 Plan permits the granting of:

•	stock options (including both incentive and non-qualified stock options);

•	stock appreciation rights (“SARs”);

•	restricted stock and restricted stock units;

•	performance awards of cash, stock or property or a combination thereof;

•	phantom stock; and

•	other stock grants or share-based awards.

All awards are evidenced by an award agreement. Awards may be granted alone, in addition to, in combination with or in substitution for, any other award granted under the 2006 Plan or any other compensation plan of us or our subsidiaries and affiliates. Awards can be granted for no cash consideration or for cash or other consideration as determined by the Compensation Committee or as required by applicable law. The term of each award is determined by the Compensation Committee but will not be longer than 10 years from the date of grant.

The Compensation Committee determines, in its discretion, the method for payment of an award by us upon the grant or exercise thereof, including payment in cash, shares of our common stock or other securities, or property, or any combination of these in a single payment, installments or on a deferred basis. Similarly, the Compensation Committee determines the method for payment of an award by the holder to us upon the grant, exercise or payment of an award including payment to us in cash, or by delivery of our shares of common stock that have been held at least 180 days that have a fair market value equal to the exercise price on the date of the applicable event, or in any other manner acceptable to the committee and permitted under the 2006 Plan.

The 2006 Plan does not permit payment of the exercise price of an option or award through a cashless exercise, i.e., through the cancellation of a number of then otherwise exercisable options or awards equal in value to the amount of the exercise price of the options or awards being exercised. However, the 2006 Plan does permit a cashless exercise to allow a holder to pay applicable statutory withholding taxes by instructing us to cancel a number of otherwise then exercisable options or awards equal in value to the amount of such tax. For this purpose, the value of an option or award being canceled is the difference between the exercise price per share and the fair market value of a share of common stock as of the close of business on the date of exercise.

Stock Options.  Options granted under the 2006 Plan may be “incentive stock options” within the meaning of Section 422 of the Code, or stock options which are not incentive stock options. The Compensation Committee generally may provide that an option can be exercised in whole or in part for a stated period of time during which such option is outstanding, and may condition the exercise on any vesting arrangements as set forth in an award agreement. Incentive stock options may only be granted to full-time or part-time employees, officers and directors of us or our subsidiaries.

Stock Appreciation Rights.  The holder of an SAR is entitled to receive the excess of the fair market value (calculated as of the exercise date or, at the committee’s discretion, as of any time during a specified period before or after the exercise date) of a specified number of shares of our common stock over the grant price of the SAR payable in cash or shares of our common stock. SARs vest and become exercisable in accordance with a vesting schedule established by the Compensation Committee and set forth in an award agreement.

Restricted Stock and Restricted Stock Units.  The holder of restricted stock will own shares of our common stock subject to restrictions imposed by the Compensation Committee (including, for example, restrictions on the right to vote the restricted shares or to receive any dividends with respect to the shares) for a specified time period determined by the Compensation Committee. The holder of restricted stock units will have the right, subject to any restrictions imposed by the Compensation Committee, to receive shares of our common stock, or a cash payment equal to the fair market value of those shares, at some future date determined by the Compensation Committee. If the participant’s employment or service as a director terminates during the period of restriction for any reason, unvested restricted stock and restricted stock units will be forfeited, unless the Compensation Committee determines that it would be in our best interest to waive the remaining restrictions.

Performance Awards.  Performance awards granted under the 2006 Plan are intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code but are not required to so qualify. Performance awards give participants the right to receive payments in cash, stock or property based solely upon the achievement of certain performance goals during a specified performance period. To comply with 162(m) of the Code, the Compensation Committee must designate all participants for each performance period, and establish performance goals and target awards for each participant no later than 90 days after the beginning of each performance period within the parameters of Section 162(m) of the Code. Performance goals must be based solely on one or more of the following business criteria:

•	revenue;

•	cash flow;

•	gross profit;

•	earnings before interest and taxes;

•	earnings before interest, taxes, depreciation and amortization;

•	net earnings;

•	diluted earnings per share;

•	margins, including gross profit, operating and net income margins;

•	returns, including return on assets, equity, investment, capital and revenue and total stockholder return;

•	stock price;

•	economic value added;

•	working capital;

•	market share;

•	cost reductions;

•	workforce satisfaction and diversity goals;

•	employee retention;

•	customer satisfaction;

•	completion of key projects; and

•	strategic plan development and implementation.

These goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria. The Compensation Committee may appropriately adjust any evaluation of performance under such goals to exclude the effect of certain events, including any of the following events: mergers, acquisitions or other extraordinary corporate transactions; asset write-downs; litigation or claim judgments or settlements; changes in tax law, accounting principles or other such laws or provisions affecting reported results; severance, contract termination and other costs related to exiting certain business activities; and gains or losses from the disposition of businesses or assets or from the early extinguishment of debt.

Phantom Shares.  The holder of phantom shares is entitled to receive as a bonus typically payable in cash an amount equal to the excess of the fair market value (calculated as of a date as determined by the committee) of a specified number of shares of our common stock over the grant price of such shares. Phantom shares vest and are payable in accordance with a vesting schedule established by the Compensation Committee and set forth in an award agreement.

Other Share-Based Awards.  The Compensation Committee may grant other share-based awards pursuant to which shares are acquired (such as unrestricted shares of our common stock), subject to terms and conditions determined by the Compensation Committee.

Duration, Termination and Amendment

Unless discontinued or terminated by the Board, the 2006 Plan will expire on February 2, 2016. No awards may be made after that date. However, unless otherwise expressly provided in an applicable award agreement, any award granted under the 2006 Plan prior to expiration may extend beyond the end of such period through the award’s normal expiration date.

The Board and pursuant to the delegation of its authority, the Compensation Committee may amend, alter or discontinue the 2006 Plan at any time, although shareholder approval must be obtained for any action that would increase the number of shares of our common stock reserved for issuance, modify the plan in any way if such modification requires shareholder approval in order for the 2006 Plan to satisfy the requirements of Section 422 of the Internal Revenue Code, as amended, for incentive options, or any other tax or regulatory law or requirement. Shareholder approval is also required for any action that would, absent such approval, violate the rules and regulations of the American Stock Exchange or any other securities exchange applicable to us.

Change of Control

If a change in control of our company occurs, all outstanding awards, including those subject to vesting or other performance targets, will automatically fully vest immediately before the effective date of the change in control. A change of control generally occurs if:

•	a third party or group becomes the beneficial owner of a majority of our voting securities,

•	we sell all or substantially of our assets or liquidate;

•	we merge, consolidate, reorganize or recapitalize and a majority of the holders of our voting securities do not own a majority of the voting securities of the surviving entity immediately following the transaction; or

•	as a result of a tender or exchange offer, merger or other business combination, sale of assets or contested board election, our directors prior to the event do not constitute a majority of our board after the event.

Transferability of Awards

Unless otherwise provided by the Compensation Committee or in an award agreement, awards under the 2006 Plan may only be transferred (i) by will or by the laws of descent and distribution, or (ii) pursuant to a court order that the committee determines is a qualified domestic relations order under applicable federal regulations.

Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards under the 2006 Plan.

Grant of Options and SARs.

The grant of a stock option or SAR is not expected to result in any taxable income for the participant.

Exercise of Options or SARs

Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of our common stock acquired on the date of exercise over the exercise price, and we will generally be entitled at that time to an income tax deduction for the same amount. The holder of an incentive stock option generally will have no taxable income upon exercising the option (except that an alternative minimum tax liability may arise), and we will not be entitled to an income tax deduction. Upon exercising an SAR, the amount of any cash received and the fair market value on the exercise date of any shares of our common stock received are taxable to the participant as ordinary income and generally deductible by us.

Disposition of Shares Acquired Upon Exercise of Options and SARs

The tax consequence upon a disposition of shares acquired through the exercise of an option or SAR will depend on how long the shares have been held and whether the shares were acquired by exercising an incentive stock option or by exercising a non-qualified stock option or SAR. Generally, there will be no tax consequence to us in connection with the disposition of shares acquired under an option or SAR, except that we may be entitled to an income tax deduction in the case of the disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding periods set forth in the Code have been satisfied.

Awards Other than Options and SARs

As to other awards granted under the 2006 Plan that are payable either in cash or shares of our common stock that are either transferable or not subject to substantial risk of forfeiture, the holder of the award must recognize ordinary income equal to (a) the amount of cash received or, as applicable, (b) the excess of (i) the fair market value of the shares received (determined as of the date of receipt) over (ii) the amount (if any) paid for the shares by the holder of the award. We will generally be entitled at that time to an income tax deduction for the same amount.

As to an award that is payable in shares of our common stock that are restricted from transfer and subject to substantial risk of forfeiture, unless a special election is made by the holder of the award under the Code, the holder must recognize ordinary income equal to the excess of (i) the fair market value of the shares received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (ii) the amount (if any) paid for the shares by the holder of the award. We will generally be entitled at that time to an income tax deduction for the same amount.

Income Tax Deduction

Subject to the usual rules concerning reasonable compensation, and assuming that, as expected, performance awards paid under the 2006 Plan are “qualified performance-based compensation” within the meaning of Section 162(m) of the Code, we will generally be entitled to a corresponding income tax deduction at the time a participant recognizes ordinary income from awards made under the 2006 Plan.

Under Section 162(m), income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for certain executive officers exceeds $1 million in any one year. The Section 162(m) deduction limit, however, does not apply to certain “performance-based compensation” as provided for by the Code and established by an independent compensation committee. Awards granted under the 2006 Plan may qualify as “performance-based compensation” for purposes of Section 162(m) if such awards are granted or vest based upon the achievement of one or more pre-established objective performance goals using one of the performance criteria described earlier. The 2006 Plan is structured in a manner that is intended to provide the Compensation Committee with the ability to provide awards that satisfy the requirements for “qualified performance-based compensation” under Section 162(m) of the Code.

Section 409A of the Code

Certain awards under the 2006 Plan may be considered “nonqualified deferred compensation” for purposes of Section 409A of the Code, which imposes certain additional requirements regarding the payment of deferred compensation. Generally, if at any time during a taxable year a nonqualified deferred compensation plan fails to meet the requirements of Section 409A, or is not operated in accordance with those requirements, all amounts deferred under the 2006 Plan for the taxable year and all preceding taxable years, by any participant with respect to whom the failure relates, are includible in gross income for the taxable year to the extent not subject to a substantial risk of forfeiture and not previously included in gross income. If a deferred amount is required to be included in income under Section 409A, the amount also is subject to interest and an additional income tax of 20% of the compensation required to be included in gross income.

Application of Section 16

Special rules may apply to individuals subject to Section 16 of the Exchange Act. In particular, unless a special election is made pursuant to the Code, shares received through the exercise of a stock option or SAR may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized and the amount of our income tax deduction will be determined as of the end of that period.

Delivery of Shares for Tax Obligation

Under the 2006 Plan, the Compensation Committee may permit participants receiving or exercising awards, subject to the discretion of the committee and upon such terms and conditions as it may impose, to deliver shares of our common stock (either shares received upon the receipt or exercise of the award or shares previously owned by the holder of the option) to us to satisfy federal and state income tax obligations.

New Plan Benefits

No grants have been made with respect to the additional 1,500,000 shares of our common stock to be reserved for issuance under the 2006 Plan. As described under “Director Compensation,” each of our non-employee directors receive (i) an option to purchase 45,000 shares of our common stock upon initial election or appointment to the Board and (ii) an option to purchase 15,000 shares of our common stock in conjunction with our annual shareholder meeting, except that a newly elected or appointed director is not eligible to receive such grant until one year following the full vesting of the initial option grant of 45,000 shares. Accordingly, Messrs. Maxwell and Jamison will each receive an option to purchase 15,000 shares of our common stock on the day of the 2008 Annual Meeting. Ms. Jones and Messrs. Wehrwein and Stauner are not eligible to receive the annual stock option grant until our 2009 annual meeting of shareholders. Except for such automatic fixed option grants, future equity awards to be received or allocated to particular participants are not presently determinable. The Compensation Committee, in its sole discretion, will determine the number and types of awards that will be granted under the 2006 Plan. The closing price of a share of our common stock as reported on the AMEX on July 21, 2008, was $2.73.

The following table sets forth, as to our named executive officers and the other individuals and groups indicated, the number of stock options and restricted shares granted under the 2006 Plan since its inception through June 30, 2008

	Options	Restricted
	Granted	Shares
	Under 2006	Granted Under
Name and Position	Plan	2006 Plan

Named Executive Officers
David B. Kaysen	100,000	6,000
Mahedi A. Jiwani	57,500
Susan Hartjes Holmes	32,500	2,000
All current executive officers as a group (5 persons)	265,000	10,000
Director Nominees:
Sven A. Wehrwein	45,000
R. Patrick Maxwell	30,000
All non-employee directors as a group	195,000
All current and former employees (other than current executive officers) as a group (34) persons	300,500	14,500

Equity Compensation Plan Information

The following table summarizes, as of March 31, 2008, the shares of our common stock that may be issued under our equity compensation plans.

			Number of Securities
			Remaining Available for
	Number of Securities		Future Issuance Under
	to be Issued Upon	Weighted-Average	Equity Compensation
	Exercise of	Exercise Price of	Plans (Excluding
	Outstanding Options,	Outstanding Options,	Securities Reflected
	Warrants and Rights	Warrants and Rights	in the First Column)

Equity Compensation Plans Approved by Security Holders	938,100	$3.82	524,500	(2)
Equity Compensation Plans Not Approved by Security Holders(1)	1,398,357	$3.97	0
Total	2,336,457	$3.91	524,500

(1)	The following is a brief description of the various equity compensation plans not approved by our stockholders.

Our 1995 Stock Option Plan provided for the grant only of non-qualified stock options to our employees, directors, non-employees and consultants, generally exercisable for five years from the date of grant. At March 31, 2008, we had outstanding 80,000 vested options, at a weighted average exercise price of $4.50. We froze this plan in May 2006 and may not grant any new options from this plan.

We have also granted options from outside of our 1995 Stock Option Plan, generally to our executive officers, directors and employees for their services. At March 31, 2008 we had outstanding 1,020,000 such options (of which 917,500 are vested). These options, with a weighted average exercise price of $4.14, are exercisable over periods ranging from for 5 to 10 years from the date of grant.

Under a now expired consulting agreement for investor relations services with C.C.R.I. Corporation, we have outstanding five-year warrants, expiring in November 2008, to purchase 50,000 of our shares at an exercise price of $5.00 per share. In connection with our April 2005 private placement, August 2006 private placement and December 2006 follow-on public offering, we granted the placement agent, Craig-Hallum Capital Group, LLC, five-year warrants to purchase 107,357, 69,500 and 121,500 of our shares, respectively, at an exercise price of $4.75, $2.50 and $2.40 per share, respectively.

(2)	Securities available for future issuance under our 2006 Plan.

AUDITING MATTERS

Audit Committee Report

Note:  The material in this Audit Committee report is not soliciting material, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities relating to our accounting, reporting practices and the quality and integrity of our financial reports and our other publicly disseminated financial information. In this context, the Audit Committee has met with management (including the Chief Executive Officer and Chief Financial Officer) and Grant Thornton, LLP, our independent registered public accounting firm (“Independent Auditors”).

The Audit Committee held meetings with the Independent Auditors, both in the presence of management and privately. The Audit Committee discussed the overall scope and plans for the Independent Auditors’ audit, the results of their examinations, their evaluations of our internal controls and the overall quality of our financial reports.

The Audit Committee has reviewed and discussed the audited financial statements with management and the Independent Auditors. The Audit Committee also discussed with the Independent Auditors the matters required by Statement on Auditing Standards No. 61 (Communication With Audit Committees), as amended by SAS No. 89 and SAS No. 90.

With respect to independence, the Audit Committee has received the written disclosures from the Independent Auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) and has discussed with the Independent Auditors their independence. The Audit Committee has also determined that all of its members are independent within the meaning of AMEX rules.

Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors the inclusion in our Annual Report on Form 10-K for the year ended March 31, 2008 of our financial statements as audited by the Independent Auditors for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Thomas E. Jamison
R. Patrick Maxwell
Sven A. Wehrwein, Chair

Fees

The following table presents the aggregate fees for professional services provided by Grant Thornton, LLP and McGladrey & Pullen, LLP (or its affiliated entity RSM McGladrey, Inc.), our former independent registered accounting firm, in fiscal years 2008 and 2007.

	Fiscal Year	Fiscal Year
	2008	2007

Audit Fees (Grant Thornton)(1)	$105,730	—
Audit Fees (McGladrey)	63,608	$232,400
Audit-Related Fees (McGladrey)(2)	54,922	11,200
Total Audit and Audit-Related Fees	224,260	243,600
Tax Fees (McGladrey)(3)	59,283	20,100

Total	$283,543	$263,700

(1)	Audit fees consist of fees for the audit of our annual consolidated financial statements, review of our interim consolidated financial statements, services rendered relative to regulatory filings and attendance at Audit Committee meetings.

(2)	Audit-related fees are principally for technical research related to accounting treatment for certain equity instruments.

(3)	Tax fees principally consist of fees for the preparation of federal and state income tax returns, reviews of the tax provision and IRS section 382 study.

All Other Fees

There were no other services provided by Grant Thornton, LLP and McGladrey & Pullen, LLP (or its affiliated entity RSM McGladrey, Inc.) not included in the captions above during 2008 or 2007.

Pre-Approval Process

The Audit Committee has not formally adopted a policy for pre-approval of all audit and non-audit services by its Independent Auditors, but it has routinely approved all audit and permitted non-audit services to be performed for us by its Independent Auditors.

Additional Matters Regarding the Independent Auditors

On February 19, 2008, our Audit Committee dismissed McGladrey & Pullen, LLP as our independent registered public accounting firm. On February 21, 2008, our Audit Committee engaged Grant Thornton, LLP as our new independent registered public accounting firm.

During our two most recent fiscal years and any subsequent interim period preceding McGladrey & Pullen, LLP’s dismissal, we had no disagreements with McGladrey & Pullen, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to McGladrey & Pullen, LLP’s satisfaction, would have caused such firm to make reference to the subject matter of the disagreement in connection with its report.

During the two fiscal years ended March 31, 2007 and 2006, and in the subsequent interim period ended February 19, 2008, there were no “reportable events” as defined in Section 304(a)(1)(v) of Regulation S-K

In accordance with the requirements of the Sarbanes-Oxley Act of 2002, the Audit Committee expects to select and engage Grant Thornton, LLP to audit our 2009 financial statements. However, the Audit Committee has not yet commenced this process. Accordingly, we are not seeking shareholder ratification of the selection of our independent auditors for the year ending March 31, 2009. A representative of Grant Thornton, LLP will attend the Annual Meeting. This representative will be available to respond to appropriate questions and will have the opportunity to make a statement if the representative desires.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than 10% of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us during the fiscal year ended March 31, 2008 and on any written representation by any of such persons, we believe all Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% shareholders were complied with for such fiscal year.

SHAREHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

We must receive shareholder proposals intended to be presented in our proxy materials for our 2009 Annual Meeting at our principal executive offices not later than April 15, 2009. The proposal must comply with SEC regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

Other Matters

We do not know of any other matters that are likely to be brought before the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment on such matters.

Annual Report to Shareholders

Our Annual Report on Form 10-K for the fiscal year ended March 31, 2008 (including audited financial statements) accompanies this Proxy Statement.

Forward-Looking Statements

From time to time, and in an attempt to provide assistance in understanding our anticipated future financial performance, we may make “forward-looking statements” such as may be contained in our Annual Report to Shareholders, and elsewhere. Forward-looking statements are, however, by their very nature, subject to known and unknown risks and uncertainties relating to our future performance that may cause our actual results, performance or achievements, or the industry, to differ materially from those expressed or implied in any such forward-looking statements.

We caution investors that any forward-looking statements made by us here or elsewhere are qualified by and subject to the warnings and cautionary statements contained above and in the “Risk Factors” section of our Annual Report on Form 10-K for the fiscal year ended March 31, 2008.

BY ORDER OF THE BOARD OF DIRECTORS:

/s/  SUSAN HARTJES HOLMAN
Susan Hartjes Holman
Corporate Secretary and Chief Operating Officer

Minneapolis, Minnesota
July 25, 2008

APPENDIX A

UROPLASTY, INC.
2006 STOCK AND INCENTIVE PLAN

SECTION 1.

ESTABLISHMENT; PURPOSE; EFFECTIVE DATE

1.1  Establishment.  Uroplasty, Inc., a Minnesota corporation (the “Company”), hereby establishes an incentive compensation plan to be known as the “Uroplasty, Inc. 2006 Stock and Incentive Plan” (the “Plan”), as set forth in this document.

1.2  Purpose.  The purpose of the Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining employees, officers, consultants, advisors, directors and other service providers capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through various arrangements including stock ownership in the Company, thereby aligning the interests of such persons with the Company’s shareholders. The Plan is intended to provide the Company with flexibility in awarding such persons with incentives.

1.3  Effective Date.  The Plan shall be effective upon its adoption by the Board, provided, however, that in the event the Plan is not approved by the shareholders of the Company at the special meeting of shareholders of the Company to be held on May 3, 2006, the Plan will be terminated and all Awards granted under the Plan will be terminated and deemed null and void, provided further, that no Award may vest and no Shares or cash may be issued or paid under the Plan prior to approval of the Plan by the shareholders of the Company.

SECTION 2.

DEFINITIONS

As used in the Plan, the following terms shall have the meanings set forth below

2.1 “Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

2.2 “Award(s)” means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards (including Share-based or cash-based awards), Phantom Shares or Other Share-Based Awards.

2.3 “Award Agreement” means an agreement entered into by the Company and each Participant setting forth the terms and provisions applicable to Awards granted under this Plan.

2.4 “Board” means the Board of Directors of the Company.

2.5 “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.6 “Committee” means the Compensation Committee of the Board or any other committee of the Board designated by the Board to administer the Plan. If and so long as the Shares of the Company are registered under Section 12(b) or 12(g) of the Exchange Act, the Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3 and Section 162(m) of the Code, and each member of the Committee shall be a “non-employee Director.”

2.7 “Company” means Uroplasty, Inc., a Minnesota corporation, including any and all Subsidiaries and Affiliates, and any successors thereto.

2.8 “Director” means any individual who is a member of the Board of Directors of the Company or any Subsidiary or Affiliate, including any non-employee Director.

2.9 “Effective Date” shall have the meaning ascribed to such term in Section 1.3 hereof.

2.10 “Eligible Person(s)” shall mean any Employee, officer, Director, consultant, advisor or other service provider providing services to the Company or any Affiliate who the Committee determines to be an Eligible Person. An Eligible Person must be a natural person.

2.11 “Employee” means any employee of the Company or its Subsidiaries or Affiliates.

2.12 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.13 “Fair Market Value” shall be determined on the basis of the closing sale price on the principal securities exchange on which the Shares are traded or, if there is no such sale on the relevant date, then on the last previous day on which a sale was reported; if the security is not listed for trading on a national securities exchange, the fair market value of a security shall be determined through the reasonable application of a reasonable valuation method, as such phrase is used in Code Section 409A.

2.14 “Freestanding SAR” means an SAR that is granted independently of any Options pursuant to Section 7 herein.

2.15 “Incentive Stock Option” or “ISO” means an option to purchase Shares granted under Section 6 herein that is intended to qualify as an “incentive stock option” in accordance with the terms of Section 422 of the Code or any successor provision.

2.16 “Nonqualified Stock Option” or “NQSO” means an option to purchase Shares granted under Section 6 herein that is not is intended to qualify as an “incentive stock option” in accordance with the terms of Section 422 of the Code or any successor provision.

2.17 “Option” means an Incentive Stock Option or a Nonqualified Stock Option.

2.18 “Other Share-Based Award” means an Award granted to a Participant pursuant to Section 11 herein.

2.19 “Participant” means any Eligible Person designated to receive an Award under the Plan.

2.20 “Performance Award” means any right granted under Section 9 of the Plan.

2.21 “Performance Goal(s)” shall mean one or more of the following performance goals, either individually, alternatively or in any combination, applied on a corporate, subsidiary or business unit basis: revenue, cash flow, gross profit, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization and net earnings, earnings per share, margins (including one or more of gross, operating and net income margins), returns (including one or more of return on assets, equity, investment, capital and revenue and total stockholder return), stock price, economic value added, working capital, market share, cost reductions, workforce satisfaction and diversity goals, employee retention, customer satisfaction, completion of key projects and strategic plan development and implementation. Such goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria. The Committee may appropriately adjust any evaluation of performance under such goals to exclude the effect of certain events, including any of the following events: mergers, acquisitions or other extraordinary corporate transactions; asset write-downs; litigation or claim judgments or settlements; changes in tax law, accounting principles or other such laws or provisions affecting reported results; severance, contract termination and other costs related to exiting certain business activities; and gains or losses from the disposition of businesses or assets or from the early extinguishment of debt.

2.22 “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of Performance Goals, or upon the occurrence of other events as determined by the Committee, in its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Section 8 herein.

2.23 “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.24 “Phantom Shares” means an Award granted to a Participant pursuant to Section 10 herein which grants to the Participant the right to receive per Phantom Share the excess of the fair market value (calculated as of the exercise date or, at the Committee’s discretion, as of any time during a specified period before or after the exercise date) of a specified number of Shares over the grant price of the Phantom Share.

2.25 “Restricted Stock” means any Share granted under Section 8 of the Plan.

2.26 “Restricted Stock Unit” shall mean any unit granted under Section 8 of the Plan evidencing the right to receive a Share (or a cash payment based on the value of a Share as determined by the Committee) at some future date.

2.27 “Shares” means the shares of Common Stock of the Company.

2.28 “Stock Appreciation Right” or “SAR” means an Award, granted to a Participant pursuant to Section 7 herein, alone or in connection with a related Option, which grants to the Participant the right to receive the excess of the fair market value (calculated as of the exercise date or, at the Committee’s discretion, as of any time during a specified period before or after the exercise date) of a specified number of Shares over the grant price of the SAR.

2.29 “Subsidiary” means any corporation, partnership, joint venture, or other entity in which the Company has a fifty percent (50%) or greater voting interest.

2.30 “Tandem SAR” means an SAR that is granted in connection with a related Option pursuant to Section 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

SECTION 3.

ADMINISTRATION

3.1  General.  The Plan shall be administered by the Committee. The Committee shall have the authority to delegate administrative duties to Employees, officers or Directors of the Company.

3.2  Power and Authority of the Board.  Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Eligible Persons; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares or an amount of cash to be covered by each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of any Award or waive any restrictions relating to any Award; (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, on a cashless basis, or canceled, forfeited or suspended; (vii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee; (viii) interpret and administer the Plan and any instrument or agreement, including any Award Agreement, relating to the Plan; (ix) establish, amend, suspend or waive rules and regulations for the proper administration of the Plan; (x) (subject to the provisions of Section 13 herein) amend the terms and conditions of any outstanding Award as provided in the Plan, and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

3.3  Decisions Binding.  Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Eligible Person, Participant and any holder or beneficiary of any Award.

SECTION 4.

SHARES AVAILABLE FOR AWARDS

4.1  Number Of Shares Available For Awards.  Subject to adjustment as provided in Section 4.2 herein, the number of Shares hereby reserved for issuance to Eligible Persons under the Plan shall be Two Million Seven Hundred Thousand Shares (2,700,000).

4.2  Adjustments In Authorized Shares.  In the event that the Committee shall determine that any dividend or other distribution (whether in the form of Shares, other securities or other property), stock split, reverse stock split, reorganization, recapitalization, merger, consolidation, split-up, spin-off, combination or other similar corporate transaction or event affects the Shares or the Plan such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the class(es) and maximum number of shares subject to the Plan, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the purchase price or exercise price with respect to any Award, (iv) the maximum number of shares which may be granted to a Participant in a calendar year, and (v) any limitations contained in a Award Agreement or otherwise provided, however, that the number of Shares subject to any Award shall always be a whole number. Such adjustment shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. The Board or the Committee, in its sole discretion, may accomplish any such adjustment in a manner calculated not to constitute a “modification” of any such Awards (within the meaning of Code Section 409A) that would cause any such Award to be considered “nonqualified deferred compensation” (within the meaning of Code Section 409A).

4.3  Accounting for Awards.  If an Award terminates or is forfeited or cancelled without the issuance of any Shares, or if any Shares covered by an Award or to which an Award relates are not issued for any other reason, then such Shares, to the extent of any such termination, forfeiture, cancellation or other event, shall again be available for granting Awards under the Plan. If Shares of Restricted Stock are forfeited or otherwise reacquired by the Company prior to vesting, whether or not dividends have been paid on such Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award of Restricted Stock, to the extent of any such forfeiture or reacquisition by the Company, shall again be available for granting Awards under the Plan. Prior to the tenth anniversary of the Effective Date, (i) any previously issued Shares, or (ii) Shares under an Award that are withheld, (in each case of (i) or (ii)) in full or partial payment to the Company of the purchase or exercise price of an Award or to satisfy tax obligations relating to an Award (other than an Incentive Stock Option) shall again be available for granting Awards under the Plan.

SECTION 5.

ELIGIBILITY AND PARTICIPATION

5.1  Eligibility.  Any Eligible Person shall be eligible to be designated a Participant.

5.2  Actual Participation.  Subject to the provisions of the Plan, the Committee may, from time to time, select from all Eligible Persons, those to whom Awards shall be granted and shall determine the nature and amount of each Award. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant.

SECTION 6.

STOCK OPTION AWARDS

6.1  Options.  The Committee is hereby authorized to grant Options to Eligible Persons as the Committee shall determine with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time Employees (which term as used herein includes, without limitation, officers and Directors who are also Employees), and an Incentive Stock Option shall not be granted to an Employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.

6.2  Award Agreement.  Each Option grant shall be evidenced by an Award Agreement that shall specify number of Shares to which the Option pertains, the exercise price, the term and any applicable vesting terms, the method of exercise, the manner of payment, applicable termination, transferability and change of control rights (if any), and any other provisions as the Committee shall deem advisable. The Award Agreement also shall specify whether the Option is intended to be an ISO within the meaning of Code Section 422, or an NQSO whose grant is intended not to fall under the provisions of Code Section 422.

6.3  General Provisions Applicable.  The general provisions applicable to Awards set forth in Section 12 of this Plan shall apply to any Options Awards under this Plan.

SECTION 7.

STOCK APPRECIATION RIGHTS AWARDS

7.1  Grant of SAR.  The Committee is hereby authorized to grant SARs to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine. The Committee may grant Freestanding SARs, Tandem SARs, or any combination thereof.

7.2  Award Agreement.  Each SAR grant shall be evidenced by an Award Agreement and subject to the terms of the Plan, shall describe the SAR (Freestanding or Tandem), specify the number of SARs to which the Award relates, the grant or exercise price, the term and any applicable vesting terms, the method of exercise, the manner of payment, applicable termination, transferability and change of control rights (if any), and any other provisions as the Committee shall deem advisable.

7.3  General Provisions Applicable.  The general provisions applicable to Awards set forth in Section 12 of this Plan shall apply to any SARs Award under this Plan.

SECTION 8.

RESTRICTED STOCK AWARDS

8.1  Grant Of Restricted Stock.  The Committee is hereby authorized to grant Restricted Stock and Restricted Stock Units with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine.

8.2  Award Agreement; Restrictions.  Each Restricted Stock or Restricted Stock Unit grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Award, the number of Shares of Restricted Stock or Restricted Stock Units granted, the exercise or grant price if any, the Period(s) of Restriction, the method of exercising, the manner of payment, applicable termination, transferability and change of control rights (if any), and any other provisions as the Committee shall deem advisable including, without limitation, achievement of Performance Goals, limitations on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto, which such restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

8.3  Issuance and Delivery of Shares.  Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock. Shares representing Restricted Stock that is no longer subject to restrictions shall be delivered to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions relating to Restricted Stock Units, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.

8.4  Forfeiture.  Except as otherwise determined by the Committee, upon the cessation of a Participant’s employment, directorship or other relationship with the Company for any reason during the applicable Period of Restriction, all unvested Shares of Restricted Stock and Restricted Stock Units held by the Participant at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

8.5  General Provisions Applicable.  The general provisions applicable to Awards set forth in Section 12 of this Plan shall apply to any Restricted Stock Award or Restricted Stock Units Award under this Plan.

SECTION 9.

PERFORMANCE AWARDS

9.1  Performance Awards.  The Committee is hereby authorized to grant to Eligible Persons Performance Awards in such amounts and upon such terms and conditions, and at any time and from time to time, as it shall determine. A Performance Award granted under the Plan may be payable by the Company in cash or in Shares or a combination thereof (including, without limitation, Restricted Stock) as determined by the Committee.

9.2  Award Agreement.  Each Performance Award grant shall be evidenced by an Award Agreement specifying the type and amount of any Performance Award granted, the Performance Goals to be achieved during any performance period, the length of any performance period, the amount of any payment or transfer to be made pursuant to any Performance Award, applicable termination, transferability and change of control rights (if any), and any other provisions as the Committee shall deem advisable.

9.3  General Provisions Applicable.  The general provisions applicable to Awards set forth in Section 12 of this Plan shall apply to any Performance Award under this Plan.

SECTION 10.

PHANTOM SHARES

10.1  Grant Of Phantom Shares.  Subject to the terms of the Plan, the Committee is hereby authorized to grant to Eligible Persons Phantom Shares in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

10.2  Award Agreement.  Each Phantom Share grant shall be evidenced by an Award Agreement specifying the amount of Phantom Shares granted, any vesting provisions, the initial value of the award, applicable termination, transferability and change of control rights (if any), and any other provisions as the Committee shall deem advisable. The holder of any vested Phantom Shares shall be entitled to receive payout on the number and value of Phantom Shares earned by the Participant at such time as designated by the Committee. At the discretion of the Committee, Eligible Persons may be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Phantom Shares which have been earned, but not yet distributed to Eligible Persons.

10.3  General Provisions Applicable.  The general provisions applicable to Awards set forth in Section 12 of this Plan shall apply to any Phantom Shares Award under this Plan.

SECTION 11.

OTHER SHARE-BASED AWARDS

Subject to the terms of the Plan, the Committee may grant Other Share-Based Awards under this Plan, including without limitation, those Awards pursuant to which Shares are acquired or may in the future be acquired. The Committee, in its sole discretion, shall determine the terms and conditions of such Other Share-Based Awards as set forth in an Award Agreement. The general provisions applicable to Awards set forth in Section 12 of this Plan shall apply to any Other Share-Based Award under this Plan.

SECTION 12.

GENERAL PROVISIONS APPLICABLE TO AWARDS

The following terms and conditions shall apply to each Award granted under this Plan:

(a)  Consideration for Awards.  Awards may be granted for no cash consideration or for any cash or other consideration as determined by the Committee or required by applicable law.

(b)  Awards May Be Granted Separately or Together.  Awards may, in the discretion of the Committee, be granted either alone or in addition to, at the same time or at a different time, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Affiliate.

(c)  Term of Awards.  The term of each Award shall be fixed by the Committee at the time of grant but shall not be longer than ten (10) years from the date of grant.

(d)  Forms of Payment by Participants under Awards; Limited Cashless Exercise.  Payments or transfers to be made by a Participant upon the grant, exercise or payment of an Award, shall be paid, to the extent permitted by applicable statutes and regulations and if approved by the Committee either: (i) in cash; (ii) by delivery to the Company of Shares that have been held for the period of time (at least 180 days) required to avoid a charge to the Company’s reported earnings and valued at the Fair Market Value on the date of the applicable event; or (iii) in any other form of legal consideration or by any other means that may be acceptable to the Committee in its discretion and which it determines to be consistent with the Plan’s purpose and applicable law. Notwithstanding the foregoing, no payment by a Participant upon the grant, exercise or payment of an Award shall be made through a cashless exercise (i.e., through the cancellation of a number of then otherwise exercisable Options or other Awards, the Fair Market Value of which equals the amount of the exercise price of such Options or Awards being exercised) except the Committee may authorize a cashless exercise solely for the purposes of paying any applicable withholding taxes. In such event, the Participant shall instruct the Company to cancel a number of otherwise then exercisable Options or Awards, the value of which equals the amount of such tax. For this purpose, the value of an Option or other Award being canceled is the difference between the exercise price thereof and the Fair Market Value of a Share as of the close of business on the date of exercise. Cashless exercise for the payment of withholding tax purposes as permitted hereunder shall be made in accordance with the Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions

(e)  Forms of Payment by Company under Awards.  Payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee and as set forth in the Award Agreement.

(f)  Transfer Restrictions.  Except as otherwise provided in this Plan or in a Participant’s Award Agreement, Awards may not be sold, transferred, pledged, assigned, or otherwise alienated, encumbered or hypothecated, other than by will or by the laws of decent and distribution. The Committee may establish procedures as it deems appropriate for a Participant to designate a Person or Persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant’s death. Each Award under the Plan or right under any such Award shall be exercisable during the Participant’s lifetime only by the Participant except as provided herein or in an Award Agreement or, if permissible under applicable law, by the Participant’s guardian or legal representative.

(g)	Qualified Domestic Relations Order.

(i) Notwithstanding anything in the Plan to the contrary, rights under Awards may be assigned to an Alternate Payee to the extent that a QDRO so provides. (The terms “Alternate Payee” and “QDRO” are defined below.) The assignment of an Award to an Alternate Payee pursuant to a QDRO shall not be treated as having caused a new grant. The transfer of an Incentive Stock Option to an Alternate Payee may, however, cause it to fail to qualify as an Incentive Stock Option. If an Award is assigned to an Alternate Payee, the Alternate Payee shall have no greater rights as the original Participant of the Award.

(ii) In the event of the Committee’s receipt of a domestic relations order or other notice of adverse claim by an Alternate Payee, the Committee may suspend the transfer of the proceeds of the exercise of such Award, whether in the form of cash, stock or other property. Such proceeds shall thereafter be transferred pursuant to the terms of a QDRO or other agreement between the original Participant of the Award and Alternate Payee. A Participant’s ability to exercise an Award may be barred if the Committee receives a court order directing the Committee not to permit exercise.

(iii) The word “QDRO” as used herein shall mean a court order (i) that creates or recognizes the right of the spouse, former spouse or child (an “Alternate Payee”) of an individual who is granted an Award to an interest in such Award relating to marital property rights or support obligations and (ii) that the Committee determines would be a “qualified domestic relations order,” as that term is defined in Section 414(p) of the Code and Section 206(d) of the Employee Retirement Income Security Act (“ERISA”), but for the fact that the Plan is not a plan described in Section 3(3) of ERISA.

(h)  Restrictions.  All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may direct appropriate stop transfer orders and cause other legends to be placed on the certificates for such Shares or other securities to reflect such restrictions.

(i)  Change of Control.  Notwithstanding anything contained in the Plan or an Award Agreement to the contrary, an Award shall fully vest upon a “Change of Control,” which will be deemed to occur as of the first day after the date hereof that any one or more of the following conditions is satisfied (the “Change of Control Date”):

(i) any person or entity, or group of persons or entities acting together, other than the Company or an employee benefit plan of the Company, acquires directly or indirectly the beneficial ownership (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of any voting security of the Company and, immediately after such acquisition, such person, entity or group is, directly or indirectly, the beneficial owner of voting securities representing a majority of the total voting power of all of the then-outstanding voting securities of the Company and has a larger percentage of voting securities of the Company than any other person, entity or group holding voting securities of the Company;

(ii) the stockholders of the Company approve a merger, consolidation, recapitalization or reorganization of the Company, or a reverse stock split of outstanding voting securities, other than any such transaction which results in at least a majority of the total voting power represented by the voting securities of the surviving entity outstanding immediately after such transaction being beneficially owned by at least a majority of the holders of outstanding voting securities of the Company immediately prior to the transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction;

(iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or a substantial portion of the Company’s assets (i.e., 50% or more of the total assets of the Company); or

(iv) (A) the persons who are members of the Board prior to any transaction listed in subsection (ii) or (iii) above cease to constitute a majority of the Board of the Company or any successor company following such transaction (the “Original Directors”); (B) the individuals who thereafter are elected to the Company’s Board and whose election, or nomination for election, to the Board was approved by a vote of at least a majority of the Original Directors then still in office (such directors becoming “Additional Original Directors” immediately following their election); and (C) the individuals who are elected to the Board and whose election, or nomination for election, to the Board was approved by a vote of at least a majority of the Original Directors and Additional Original Directors then still in office (such directors also becoming “Additional Original Directors” immediately following their election).

(j)  Procedure for Exercise; Rights as a Stockholder.  Any Award granted hereunder shall be exercisable according to the terms of this Plan or as otherwise set forth in an Award Agreement. An Award shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Award, and (ii) full payment for the Shares with respect to which the Award is exercised in the manner permitted in an Award Agreement. Shares issued upon exercise of an Award shall be issued in the name of the Participant. Unless otherwise set forth in an Award Agreement, until Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist, notwithstanding the exercise of an Award.

(k)  Rights Upon Termination of Employment or Other Service.

(i)  Termination of Employment or Other Relationship.  In the event a Participant’s employment or other service with the Company or its Subsidiaries or Affiliates is terminated for any reason other than for “cause”, or by death or “disability” (as each such quoted words are defined in this Section 12(k), the Participant may exercise an Award within the time frame specified in an Award Agreement to the extent that the Award is vested on the date of termination (but in no event later than the expiration of the term of such Award as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Award shall remain exercisable for three (3) months following the date of Participant’s termination. The term “cause” as used herein shall be as defined in any employment or other agreement or policy applicable to the Participant or, if no such agreement or policy exists, shall mean (a) dishonesty, fraud, embezzlement, or material or deliberate injury or attempted injury, related to the Company, or any Subsidiary or Affliate, (b) any criminal activity involving a felony, (c) any continued and willful breach of job performance following notification and ability to cure, or (d) any material breach of a confidentiality or noncompetition agreement entered into with the Company or any Subsidiary or Affiliate.

(ii)  Disability of Participant.  In the event a Participant’s employment or other service with the Company or its Subsidiaries or Affiliates is terminated as a result of the Participant’s “disability” (as defined below), the Participant may exercise an Award within the time frame specified in an Award Agreement to the extent the Award is vested on the date of termination (but in no event later than the expiration of the term of such Award). In the absence of a specified time in the Award Agreement, the Award shall remain exercisable for twelve (12) months following the Participant’s termination. For purposes of this Section, “disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(iii)  Death of Participant.  In the event a Participant’s employment or other service with the Company or its Subsidiaries or Affiliates is terminated by the death of Participant, the Participant’s designated beneficiary may exercise the Award within the time frame specified in an Award Agreement to the extent that the Award is vested on the date of death (but in no event may the Award be exercised later than the expiration of the term of such Award). If no such beneficiary has been designated by the Participant, then such Award may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Award is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Award shall remain exercisable for twelve (12) months following Participant’s death.

SECTION 13.

AMENDMENT OF THE PLAN AND AWARDS

13.1  Amendment.  The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 4.2 relating to adjustments upon changes in the common stock, no amendment shall be effective unless approved by the shareholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

(a) increase the number of shares reserved for Awards under the Plan;

(b) modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires shareholder approval in order for the Plan to satisfy the requirements of Section 422(b) of the Code);

(c) modify the Plan in any other way if such modification requires shareholder approval in order for the Plan to satisfy the requirements of Section 422(b) of the Code; or

(d) otherwise require shareholder approval if such approval is necessary to comply with any applicable tax or regulatory requirements.

The Board may in its sole discretion submit any other amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation to certain executive officers. Prior to any such approval, Awards may be made under the Plan expressly subject to such approval.

13.2  Adjustment of Awards upon the Occurrence of Certain Unusual or Nonrecurring Events.  The Board may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.2 or the last sentence of Section 2.21 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Board determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

13.3  Compliance with Code Section 162(m).  At all times when Code Section 162(m) is applicable, all Awards granted under this Plan shall comply with the requirements of Code Section 162(m); provided, however, that in the event the Committee or the Board determines that such compliance is not desired with respect to any Award or Awards available for grant under the Plan, then compliance with Code Section 162(m) will not be required. In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards available under the Plan, the Committee or the Board may, subject to this Section 13, make any adjustments it deems appropriate.

13.4  Code Section 409A Amendments.  Any amendment of the Plan or any Award Agreement may be accomplished in a manner calculated to cause such amendment not to constitute an “extension,” “renewal” or “modification” (each within the meaning of Code Section 409A) of any Award that would cause such Award to be considered “nonqualified deferred compensation” (within the meaning of Code Section 409A). Notwithstanding the foregoing, if at any time the Board or the Committee determines that any Award may be subject to Code Section 409A, the Board or the Committee shall have the right, in its sole discretion, and without a Participant’s prior consent to amend the Plan or any Award as it may determine is necessary or desirable either for the Plan and Award to be exempt from the application of Section 409A or to satisfy the requirements of Section 409A, including by adding conditions with respect to the vesting and/or the payment of the Award.

13.5  Previously Granted Awards.  Notwithstanding any other provision of the Plan to the contrary, no amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

SECTION 14.

TERMINATION OR SUSPENSION OF THE PLAN

14.1  Termination or Suspension.  The Board may suspend or terminate the Plan at any time.

14.2  Termination Date.  Unless sooner terminated, the Plan shall terminate at midnight on the tenth anniversary of the Effective Date. No Award may be granted under the Plan while the Plan is suspended or after it is terminated.

14.3  Previously Granted Awards.  Notwithstanding any other provision of the Plan to the contrary, no termination or suspension of the Plan shall adversely affect in any material way any Award previously granted under the Plan without the written consent of the Participant holding such Award.

SECTION 15.

CODE SECTION 409A CONSIDERATIONS

Except as may be expressly provided with respect to any Award granted under the Plan, the Plan and the Awards are not intended to constitute a “nonqualified deferred compensation plan” within the meaning of Code Section 409A, but rather are intended to be exempt from the application of Code Section 409A. To the extent that the Plan and/or Awards are nevertheless deemed to be subject to Code Section 409A, the Plan and Awards shall be interpreted in accordance with Code Section 409A and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the grant of any Award. Notwithstanding any provision of the Plan or any Award to the contrary, in the event that the Board or the Committee determines that any Award may be or become subject to Code Section 409A, the Board or the Committee may adopt such amendments to the Plan and the affected Award (as described in Section 13.4) or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Board or the Committee determines are necessary or appropriate to (a) exempt the Plan and any Award from the application of Code Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Code Section 409A (even if this changes the intended Award and tax treatment thereof).

SECTION 16.

INCOME TAX WITHHOLDING

The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy applicable federal, state, local or foreign payroll, withholding, income or other taxes, with respect to any taxable event arising as a result of an Award under this Plan. In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all such taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. The Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes.

SECTION 17.

INDEMNIFICATION

Each person who is or shall have been a member of the Board, or of the Committee, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation of Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

SECTION 18.

SUCCESSORS

All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

SECTION 19.

ELIGIBLE PERSONS AND RIGHTS OF PARTICIPANTS

19.1  Award Agreements.  No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant.

19.2  No Rights to Awards.  No Eligible Person or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

19.3  No Rights of Shareholders.  Except with respect to Shares of Restricted Stock as to which the Participant may have been granted the right to vote in an Award Agreement, neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a shareholder of the Company with respect to any Shares issuable to such Participant upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued.

19.4  No Right to Employment.  The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, or a Director to be retained as a Director, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant’s employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement.

SECTION 20.

MISCELLANEOUS

20.1  Plan Provisions Control.  In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

20.2  Securities Law Compliance.  With respect to Insiders (as such term is defined in Section 16 of the Exchange Act), transactions under this Plan are intended to be exempt from the application of Section 16(b) of the Exchange Act by virtue of compliance with all applicable conditions of Rule 16b-3 of the General Rules and Regulations of the Exchange Act.

20.3  Severability.  If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

20.4  No Trust or Fund Created.  Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and an Eligible Person or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

20.5  Headings.  Headings are given to the Sections and subsections of the Plan or any Award Agreement solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

20.6  Governing Law.  The validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the internal laws, and not the law of conflicts, of the State of Minnesota.

UROPLASTY
ANNUAL MEETING OF SHAREHOLDERS
Thursday, September 18, 2008
3:30 p.m.

proxy

ANNUAL MEETING OF SHAREHOLDERS — THURSDAY, SEPTEMBER 18, 2008, 3:30 P.M.
(CENTRAL TIME) THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The Board of Directors Recommends a Vote FOR Proposals 1 and 2.
PLEASE TURN OVER AND SIGN THIS PROXY ON THE REVERSE SIDE HEREOF
See reverse for voting instructions.

ò Please detach here ò

The Board of Directors Recommends a Vote FOR Proposals 1 and 2.
The shares of stock you hold in your account will be voted as you specify below. If no choice is specified, the Proxy will be voted “FOR” Proposals 1 and 2.

1.	Election of directors:
	To elect two directors:	Sven A. Wehrwein and R. Patrick Maxwell

☐	FOR all nominees listed (except as marked to the contrary)	☐	WITHHOLD authority

(Instructions: To withhold authority to vote for a nominee, write the name(s) of the nominee(s) in the box provided to the right.)

2.	Amendment of our 2006 Stock and Incentive Plan to increase the number of shares of our common stock available for awards granted under the plan by 1,500,000:	☐ For	☐ Against	☐ Abstain

3.	The undersigned authorizes the Proxies in their discretion to vote upon such other business as may properly come before the meeting.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF PROPERLY EXECUTED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2 ABOVE.
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE.

Dated:	, 2008

Signature(s) in Box
Please sign exactly as your name appears on Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
NOTE: The number shown to the right of your name on this label signifies how many shares you have on record according to StockTrans, Inc.